HEAVY OIL IN PLACE DETERMINATION

MANNING AREA
ALBERTA

Owned by

TAMM OIL AND GAS CORP.

April 1, 2008

Chapman Petroleum Engineering Ltd.
445, 708 - 11th Avenue S.W., Calgary, Alberta T2R 0E4 • Phone: (403) 266-4141 • Fax: (403) 266-4259

April 7, 2008

Tamm Oil and Gas Corp.
734 – 7th Avenue SW
Calgary, Alberta
T2P 3P8

Attention: Mr. Gerald Vikse

Dear Sir:

Re: Heavy Oil in Place Determination
<u>Manning Area, Alberta</u>

In accordance with your authorization, we have performed a determination of the heavy oil in place on lands for Tamm Oil and Gas Corp. (the "Company") in the Manning area, Alberta, in order to provide assistance with the Company development plans for this property.

Our analysis has included a review of the available technical data including the geological interpretation presented by the Company, the ownership terms, information from relevant nearby wells or analogous reservoirs and geological mapping of the area.

All data gathered and calculations created in support of this report are stored permanently in our files and can be made available or presented on request. We reserve the right to make revisions to this report in light of additional information made available or which becomes known subsequent to the preparation of this report.

Prior to public disclosure of any information contained in this report, or our name as author, our written consent must be obtained, as to the information being disclosed and the manner in which it is presented. This report may not be reproduced, distributed or made available for use by any other party without our written consent and may not be reproduced for distribution at any time without the complete context of the report, unless otherwise reviewed and approved by us.

It has been a pleasure to perform this evaluation and the opportunity to have been of service is appreciated.

Yours very truly,

Chapman Petroleum Engineering Ltd.

[Original Signed By:]

C.W. Chapman

C. W. Chapman, P. Eng.,
President

[Original Signed By:]

H.J. Ryan

H. J. Ryan, P. Geol.
Geological Coordinator

[Original Signed By:]

R. J. Howe

R. J. Howe, B.Sc.
Geologist

hjr/4562
attachments


B.C.
Alberta
Sask.
MANNING
Fort McMurray
Fort St. John
Grand Prairie
Edmonton
Lloydminster
Saskatoon
Calgary
Medicine Hat
Lethbridge
LEGEND
AREA OF INTEREST
OIL
GAS
OIL & GAS

TAMM OIL AND GAS CORP.
JURISDICTIONAL MAP
APR. 2008   JOB No. 4562

MANNING AREA
ALBERTA
DISCUSSION

Ownership

The Company has a 100% working interests in 13,440 acres (21 sections) in this area as shown on the maps in Figure 2 and Figure 3. Production would be subject to Crown royalties pertaining to oil sands development.

A detailed description of the lands, interests and royalties for the area is presented in Table 1.

Geology

The Manning area contains the updip edge of a number of shallowing upward carbonate cycles in the Debolt and Elkton formations of Mississippian Age as can be seen of the cross-section (Figure 1). These formations were deposited on a carbonate rich shallow passive continental margin. The clean upper portions of each cycle have been preserved as porous limestone with abundant crinoids for the most part though dolomitization has often occurred at the erosional unconformity. The Elkton and Lower Debolt cycles have appreciably thicker and better quality heavy oil reservoirs than the thinner cycles of the Upper Debolt. The entire Mississippian section dips gently to the southwest. During the continued development of the Peace River embayment, the Permian Belloy Formation was deposited in this area and its updip edge can locally form smaller heavy oil reservoirs in the appropriate facies of this formation. This is illustrated by the clean thick sand of well 6-33-90-23W5M shown on the cross-section. These porous heavy oil reservoirs have been sealed by the Lower Cretaceous shales of the Bullhead Group, whose southward transgression commenced by the deposition of the marine clastics of the Bluesky Formation.

The heavy oil reservoir of the two thickest zones in the heavy oil saturated Mississippian were mapped; the Elkton Formation is illustrated in Figure 2 and the Lower Debolt in Figure 3. Both maps show the Tamm property located in proximity of the erosional updip edge of both formations. There is a regional downdip water line for both zones but it is not present on this map area as both the Elkton and Lower Debolt formations are saturated with heavy oil in this area. The isopach mapping of these heavy oil reservoirs excluded transitional zones of appreciably less porosity in the lower parts of each unit so that only the highest quality heavy oil reservoir has been mapped. The excellent reservoir

parameters including good porosity and high resistivity of both zones is illustrated on both the cross-section and the pay zones as shown on the log analysis of well 6-34-90-24W5M (Figure 4).

Heavy Oil in Place Determination

Total heavy oil in place was determined on the Company lands for the two most significant potential carbonate reservoir zones in the area, the Elkton and Lower Debolt formations and amounted to over 1.4 billion barrels of oil. This was based on volumetric calculations using the detailed net oil reservoir mapping of both zones (Figures 2 and 3). Planimetering these maps results in an average heavy oil reservoir thickness of 52 feet in the Elkton and 38 feet in the Lower Debolt. Other reservoir parameters were determined from petrophysical analysis of well 6-34-90-24W5M (Figure 4). This well is located on the Tamm property and was drilled in 1988 to basement and logged with a complete modern logging suite before being abandoned. A log analysis of the heavy oil saturated Debolt to Elkton interval clearly identified two major heavy oil reservoirs, the Elkton and Lower Debolt formations. Heavy oil is also present in the upper Debolt M2, M3 and M4 units but these units have appreciably less heavy oil reservoir thickness. Porosity and water saturation for both formations were very close and as a result the average porosity value of 20% and the average water saturation value of 23% determined from both zones was used in the heavy oil in place determination. Using these parameters results in a heavy oil in place determination of 810,631 MSTB for the Elkton and 592,384 MSTB for the Lower Debolt as shown in the volumetric calculation on Table 2a and Table 2b

Table 1

Schedule of Lands, Interests and Royalty Burdens
April 1, 2008

Tamm Oil & Gas Corp.

Manning Area, Alberta

Description	Rights Owned	Gross Acres	Appraised Interest Working %	Appraised Interest Royalty %	Royalty Burdens Basic %	Royalty Burdens Overriding %
Twp 90 Rge 24 W5M Sec 31-36	[A]	3,840	100.0000	-	Oil Sands	-
Twp 91 Rge 23 W5M Sec 18	[A]	640	100.0000	-	Oil Sands	-
Twp 91 Rge 24 W5M Sec 3-10, 15-18, 21-22	[A]	8,960	100.0000	-	Oil Sands	-
	Total	**13,440**				

Rights Owned : [A] All Heavy Oil from Top of Peace River Fm to Base of Pekisko Fm

Table 2

Summary of Gross Heavy Oil in Place
April 1, 2008

Manning Area, Alberta

Description		Original Oil in Place (STB/ac-ft)	Reservoir Rock Volume (ac-ft)	Heavy Oil in Place (MSTB)	Reference
Heavy Oil					
Oil in Place					
Tamm Property	Elkton	1,160	698,880	810,631	Table 2a
Tamm Property	Lower Debolt	1,160	510,720	592,384	Table 2b
	Total Heavy Oil in Place			**1,403,015**	

Table 2a

SUMMARY OF GROSS RESERVES AND RESERVOIR PARAMETERS
April 1, 2008

MANNING AREA, ALBERTA

	MANNING ELKTON (1)
RESERVOIR PARAMETERS	
Reservoir Pressure, psia	1,005
Reservoir Temperature, deg F	70
Average Porosity, %	20.0
Average Water Saturation, %	23.0
Formation Volume Factor, RB/STB	1.030
Original Oil in Place, STB/ac.ft	1159.9
Recovery Factor, %	NA
RESERVES	
Net Pay, ft	52.0
Area, acres	13,440
Original Oil in Place, STB	810,630,912

Note: (1) Interval 648.0 - 663.0 m KB.
(2) Average net pay determined by planimetering.

Table 2b

SUMMARY OF GROSS RESERVES AND RESERVOIR PARAMETERS
April 1, 2008

MANNING AREA, ALBERTA

	MANNING LOWER DEBOLT (1)
RESERVOIR PARAMETERS	
Reservoir Pressure, psia	1,005
Reservoir Temperature, deg F	70
Average Porosity, %	20.0
Average Water Saturation, %	23.0
Formation Volume Factor, RB/STB	1.030
Original Oil in Place, STB/ac.ft	1159.9
Recovery Factor, %	NA
RESERVES	
Net Pay, ft	38.0
Area, acres	13,440
Original Oil in Place, STB	592,384,128

Note: (1) Interval 624.0 - 637.0 m KB.
(2) Average net pay determined by planimetering.